UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□	Emerging growth company

□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
6.875% Senior Notes due 2059	TDE	New York Stock Exchange
7.000% Senior Notes due 2060	TDJ	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is provided pursuant to the indicated paragraphs of Item 5.02 of Form 8-K:

(b)
On May 28, 2019, Telephone and Data Systems, Inc. (TDS) issued a press release disclosing that Douglas W. Chambers will be leaving his position as Senior Vice President - Finance and Chief Accounting Officer of TDS to accept a position with United States Cellular Corporation effective June 24, 2019.

(c)
(1) Also as disclosed in the press release, TDS announced that the TDS board of directors appointed Peter L. Sereda Executive Vice President - Finance and Chief Financial Officer effective June 24, 2019 and appointed Anita J. Kroll Vice President - Controller and Chief Accounting Officer effective June 24, 2019. In such capacities, Mr. Sereda will serve as TDS’ principal financial officer and Ms. Kroll will serve as TDS’ principal accounting officer.

(2) Mr. Sereda, age 60, will serve in such capacity for a term commencing June 24, 2019, until his successor is elected and qualifies.

Mr. Sereda is currently Senior Vice President - Finance of TDS and is a director and officer of many of its subsidiaries. Mr. Sereda has been Senior Vice President - Finance since May 2018. Prior to that, Mr. Sereda was Senior Vice President - Finance and Treasurer for more than five years.

Ms. Kroll, age 42, will serve in such capacity for a term commencing June 24, 2019, until her successor is elected and qualifies.

Ms. Kroll is currently Vice President and Controller of TDS. Ms. Kroll has been Vice President and Controller of TDS since June 2017. Prior to that, Ms. Kroll served in various accounting and finance capacities at TDS for more than five years.

There is no arrangement or understanding between Mr. Sereda or Ms. Kroll and any other person pursuant to which either was selected to serve in any TDS office.

Neither Mr. Sereda nor Ms. Kroll has any family relationship with any director or executive officer or person nominated or chosen by TDS to become a director or executive officer of TDS.

Since the beginning of 2018, there has not been any transaction, or series of similar transactions, and there is not currently any proposed transaction, or series of similar transactions, to which TDS or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000, in which Mr. Sereda or Ms. Kroll had or will have a direct or indirect material interest.

Further information with respect to Mr. Sereda and Ms. Kroll, including further information with respect to their backgrounds and experience, is incorporated by reference herein from the press release attached hereto as Exhibit 99.1.

(3) Neither Mr. Sereda nor Ms. Kroll became a party, and are not expected to become a party, with TDS or its subsidiaries to any material plan, contract or arrangement or material amendment in connection with the foregoing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2019, the Board of Directors of TDS adopted certain amendments to the TDS Restated Bylaws, with such amendments to be effective on June 24, 2019.

A new section 3.6 was added to include the position of Chief Financial Officer.

Section 3.5, section 3.7 (formerly section 3.6), section 3.10 (formerly section 3.9), section 3.12 (formerly section 3.11) and section 3.13 (formerly section 3.12) were amended to add references to “Chief Financial Officer.”

Section 3.11 (formerly section 3.10) was amended to delete references to the Chief Accounting Officer also being the chief financial officer.

Section 4.3 and section 4.4 were amended to add “Chief Financial Officer.”

The foregoing brief description is qualified by reference to the copy of the Restated Bylaws, as amended, attached hereto as Exhibit 3.1, which are incorporated by reference herein. The attached Bylaws are marked to show changes made. An unmarked, clean copy of the Bylaws will be posted to the TDS website at www.tdsinc.com under Corporate Governance.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders on May 23, 2019, the following number of votes were cast for the matters indicated. The following voting results are final.

1.	Election of Directors.

The following directors received the following votes and were elected:

a. For the election of eight Directors of TDS by the holders of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
LeRoy T. Carlson, Jr.	72,017,384	688,060	470
Letitia G. Carlson, M.D.	72,017,384	688,060	470
Prudence E. Carlson	72,017,384	688,060	470
Walter C. D. Carlson	72,017,384	688,060	470
James W. Butman	72,017,384	688,060	470
Kenneth R. Meyers	72,017,384	688,060	470
Kimberly D. Dixon	72,017,384	688,060	470
Christopher D. O'Leary	72,017,384	688,060	470

b. For the election of four Directors of TDS by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Clarence A. Davis	85,047,456	6,987,637	4,419,500
George W. Off	76,815,409	15,219,684	4,419,500
Wade Oosterman	86,191,437	5,843,657	4,419,500
Gary L. Sugarman	85,285,185	6,749,906	4,419,500

2.	Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2019.
The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
121,747,550	1,159,291	44,103	-0-

3.	Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in TDS' Proxy Statement dated April 10, 2019 (commonly known as "Say-on-Pay").
The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
117,204,490	3,326,006	117,776	2,302,672

4.	Shareholder Proposal to recapitalize TDS' outstanding stock to have an equal vote per share.

The proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote
42,806,012	77,744,296	97,964	2,302,672

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibit
3.1	Restated Bylaws, as amended

99.1	Press Release dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	May 28, 2019	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)